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                           [ERNST & YOUNG LETTERHEAD]


                                                        EXHIBIT 99.1 TO FORM 8-K


May 5, 1995



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4 of the Form 8-K dated May 5, 1995, of INOTEK Technologies Corp. and are in agreement with the statements contained in the first and fourth paragraphs on page 1 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.



                                                     /s/ ERNST & YOUNG LLP
                                                     ERNST & YOUNG LLP